EXHIBIT 10.14

                             [LETTERHEAD OF TALBOTS]



December 20, 1996



                              REQUEST FOR EXTENSION



To:      The Bank of Tokyo-Mitsubishi, Ltd.
         New York Branch

         Re: Revolving Credit Agreement dated as of January 25, 1994, First Amendment dated November 21, 1995, and Second Amendment dated April 18, 1996, between The Talbots, Inc. as borrower, and The Bank of Tokyo Trust Company (the "Agreement")



Dear Sirs:

Pursuant to Section 14(j)(i) of the Agreement, we hereby irrevocably request to you the one year extension of the Revolving Credit Period (as defined in the Agreement) so that the Revolving Credit Period if extended pursuant to this request would expire on January 28, 1999.

We would appreciate it if such extension would be accepted, and, if, so, in writing.

                                       Very truly yours,

                                       THE TALBOTS, INC.



                                       By:  /s/ Edward L. Larsen
                                            Edward L. Larsen
                                            Senior Vice President, Finance

ELL:mc
cc:      Mr. M. Isogai
         Mr. N. Kaida
         Ms. C. Stone


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                  [LETTERHEAD OF THE BANK OF TOKYO-MITSUBISHI]




                                                   January 27, 1997



                             ACCEPTANCE OF EXTENSION


To:      The Talbots, Inc.

         Re: Revolving Credit Agreement dated as of January 25, 1994, First Amendment, dated November 21, 1995, and Second Amendment dated April 18, 1996, between The Talbots, Inc. as borrower and The Bank of Tokyo-Mitsubishi Trust Company as Lender (the "Agreement")


Dear Sirs:

Pursuant to Section 14(j)(i) of the agreement, we hereby accept your request for one year extension of the Revolving Credit Period (as defined in the Agreement), so that the Revolving Credit Period would expire on January 28, 1999.

                                Very truly yours,
                                The Bank of Tokyo-Mitsubishi Trust Company



                                By /s/ Hajime Kaneko
                                   Hajime Kaneko
                                   Authorized Signer



cc:      Mr. N. Kaida
         Jusco (U.S.A.), Inc.